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                                                                   EXHIBIT 10.25

                      ELEPHANT & CASTLE INTERNATIONAL, INC.
                                    AGREEMENT

       THIS AGREEMENT (this "Agreement") is made and entered into this 3rd day of January, 2003, by and between Elephant & Castle International, Inc. (a Texas corporation) ("International") and Battery & Clay Associates, LLC, A California limited liability company ("BCA").

                                   WITNESSETH

       WHEREAS, International and its related companies are in the business of franchising and developing Elephant & Castle(R) Restaurants in North America; and

       WHEREAS, one of International's marketing strategies is to develop Elephant & Castle(R) Restaurants in hotel properties that are located in major markets in North America; and

       WHEREAS, International has determined that major, name brand hotel owners and operators will not be interested in franchising and developing Elephant & Castle(R) Restaurants at their hotels until International can demonstrate that several Elephant & Castle(R) Restaurants have been successfully operated at brand name hotels in major markets; and

       WHEREAS, International has determined that northern California will be a marquee location for an Elephant & Castle(R) Restaurant; and

       WHEREAS, BCA is the developer and landlord of a hotel property located at the corner of Battery and Clay Streets in San Francisco, California, that operates under the name Club Quarters(TM) (the "hotel property); and

       WHEREAS, International has determined that the development of an Elephant & Castle(R) Restaurant at the Battery and Clay hotel property in San Francisco, California will enhance the awareness of the Elephant & Castle(R) brand and will enable International to market the Elephant & Castle(R) Restaurant concept to hotel operators, hotel developers, hotel franchisees, investors, restaurant developers and multi-unit restaurant operators and developers; and

       WHEREAS, BCA has, subject to the terms of this Agreement, agreed to the development of an Elephant & Castle(R) Restaurant at the hotel property; and

       WHEREAS, BCA has determined that the additional construction costs to build an Elephant & Castle(R) Restaurant on the hotel property according to the plans and specifications of International will be $167,000; and

       WHEREAS, as an incentive to BCA to develop an Elephant & Castle(R) Restaurant at the hotel property, International has agreed to reimburse BCA for the additional construction costs;

ELEPHANT & CASTLE INTERNATIONAL, INC.
MARKETING AGREEMENT                    -1-

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       NOW, THEREFORE, International and BCA hereby agree, covenant and contract as follows:

       1. HOTEL GUESTS. BCA has agreed that it will lease the hotel property to BC Restaurants, LLC for the operation of an Elephant & Castle(R) Restaurant. BCA will also grant the Elephant & Castle(R) Restaurant operated by BC Restaurants, LLC the right to provide room services to the guests of the hotel property, to provide food and beverage services to the hotel property's banquet and club room facilities, and permit guests of the hotel to charge food and beverages to their hotel folios, and the Lease with BC Restaurants, LLC will include these provisions. BCA also agrees that it will permit the Elephant & Castle(R) Restaurant to advertise to its hotel property guests (as approved by BCA in its sole discretion), to serve breakfasts to its hotel guests on weekends, and to use its standard menus.

       2. MARKETING BY INTERNATIONAL. BCA agrees that International will have the right, upon receiving BCA's permission, to show the Elephant & Castle(R) Restaurant developed by BC Restaurants, LLC to developers, franchisees, restaurant operators, and investors who are interested in potentially developing or operating an Elephant & Castle(R) Restaurant. International will also have the right to feature the Restaurant in any advertising or marketing materials that it may develop.

       3. OPERATING INFORMATION. BCA agrees that International will have the right, upon receiving BCA's permission, to provide potential developers, franchisees, restaurant operators and investors with operational information pertaining to the Elephant & Castle(R) Restaurant developed by BC Restaurants, LLC.

       4. PAYMENT TO BCA. International will, as consideration for the rights granted to it by BCA under this Agreement, pay BCA $167,000 for reimbursement of the additional construction costs that BCA will incur in constructing the Elephant & Castle(R) Restaurant at the hotel property to the specifications of International, which must be paid to BCA on the earlier of (a) the date the Elephant & Castle(R) Restaurant being developed by BC Restaurants, LLC at the Leased Premises opens for business, or (b) February 15, 2003.

                     (THIS SPACE INTENTIONALLY LEFT BLANK.)

ELEPHANT & CASTLE INTERNATIONAL, INC.
MARKETING AGREEMENT                    -2-

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       IN WITNESS WHEREOF, Elephant & Castle International, Inc. and Battery &
Clay Associates have respectively signed this Agreement effective as of January 3, 2003.

 In the Presence of:                   ELEPHANT & CASTLE INTERNATIONAL, INC.


                                       By
 ---------------------------------       -------------------------------------
                                         Richard H. Bryant, President and
                                         Chief Executive Officer


 In the Presence of:                   BATTERY & CLAY ASSOCIATES, LLC, ITS
                                       CHIEF MANAGER


                                       By:
 --------------------------------         ------------------------------------
                                          Jon D. Horowitz, Vice President

ELEPHANT & CASTLE INTERNATIONAL, INC.
MARKETING AGREEMENT                    -3-